Supplement dated February 29, 2024

to the Prospectuses and Updating Summary Prospectuses, each dated May 1, 2023, for:

Variable Life Select

Issued by Massachusetts Mutual Life Insurance Company in New York and Puerto Rico

and MML Bay State Life Insurance Company in all other states

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement revises the above-referenced prospectuses to reflect updates to the investment choices available through your policy:

Fund Reorganization

The Boards of Directors of American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. (the “American Century Trusts”) have approved an agreement and plan of reorganization (the “Reorganization”) for the transfer of the assets and liabilities of the series of the American Century Trusts identified in the chart below (the “American Century Fund”) to a corresponding, newly formed series of Lincoln Variable Insurance Products Trust the “Lincoln Fund”). The Lincoln Fund will have the same investment objective and substantially similar principal investment strategies and principal risks as the corresponding American Century Fund. If approved at the Special Shareholders Meeting on April 4, 2024, the Reorganization will occur on or about April 26, 2024.

After the close of the NYSE on April 26, 2024, we will transfer policy value allocated to the American Century Division into the corresponding Lincoln Division. If you submit transaction requests (in good order) involving the American Century Division before the close of the NYSE on April 26, 2024, we will process those requests prior to the Reorganization.

Once the Reorganization occurs, the American Century Division will no longer be available as an investment choice. Additionally, once the Reorganization occurs, we will consider any reference to the American Century Division in a written transaction request received in good order to be a reference to the corresponding Lincoln Division.

Impact on Systematic Programs and Premium Payment Allocations. After April 26, 2024, if you have current systematic program elections and/or premium payment allocation instructions on file directing us to utilize the American Century Division, we will replace the American Century Division with the corresponding Lincoln Division.

ACQUIRED AMERICAN CENTURY FUND	ACQUIRING LINCOLN FUND
American Century VP Disciplined Core Value Fund (Class I)	LVIP American Century Disciplined Core Value Fund (Standard Class II)
Adviser: American Century Investment Management, Inc.	Adviser: Lincoln Financial Investments Corporation
Sub-Adviser: N/A Separate Account Division: American Century VP Disciplined Core Value Division	Sub-Adviser: American Century Investment Management, Inc. Separate Account Division: LVIP American Century Disciplined Core Value Division

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office at (800) 272-2216 8 a.m.–5 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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